Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 11
(Ares Capital JB Funding LLC)

THIS AMENDMENT NO. 11, dated as of December 6, 2024 (this “Amendment”), is entered into by and among Ares Capital JB Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), Ares Capital Corporation, as the servicer (together with its successors and assigns in such capacity, the “Servicer”) and as the transferor (together with its successors and assigns in such capacity, the “Transferor”), Sumitomo Mitsui Banking Corporation (“SMBC”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), as a lender (together with its successors and assigns in such capacity, a “Lender”), Citizens Bank, N.A. (“Citizens Bank”), as a lender (together with its successors and assigns in such capacity, a “Lender”) and Sumitomo Mitsui Trust Bank, Limited, New York Branch (“SuMi Trust”), as a lender (together with its successors and assigns in such capacity, a “Lender” and, together with SMBC and Citizens Bank, the “Lenders”), SMBC, as the collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan and Servicing Agreement (as defined below).

R E C I T A L S

WHEREAS, the above-named parties have entered into the Loan and Servicing Agreement dated as of January 20, 2012 (such agreement as amended on September 14, 2012 by Omnibus Amendment No. 1, as amended on December 20, 2013 by Omnibus Amendment No. 2, as amended on June 30, 2015 by Omnibus Amendment No. 3, as amended by Omnibus Amendment No. 4 on August 24, 2017, as amended by Omnibus Amendment No. 5 on September 12, 2018, as amended by Omnibus Amendment No. 6 on September 10, 2019, as amended by Omnibus Amendment No. 7 on December 31, 2019, as amended by Amendment No. 8 on May 28, 2021, as amended by Amendment No. 9 on April 28, 2023, as amended by Amendment No. 10 on March 28, 2024 and as may be further amended, modified, supplemented or restated from time to time, the “Loan and Servicing Agreement”);

WHEREAS, pursuant to and in accordance with Section 11.01 of the Loan and Servicing Agreement, the parties hereto desire to amend the Loan and Servicing Agreement in certain respects as provided herein;

WHEREAS, all required consents and approvals of the parties hereto to the execution, delivery and performance of this Amendment have been obtained;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
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SECTION 1. AMENDMENTS.

(a) The Loan and Servicing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan and Servicing Agreement attached as Exhibit A hereto.

SECTION 2. LOAN AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Loan and Servicing Agreement are hereby ratified and shall remain in full force and effect. After this Amendment becomes effective, all references to the Loan and Servicing Agreement and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Loan and Servicing Agreement shall be deemed to mean the Loan and Servicing Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Loan and Servicing Agreement other than as expressly set forth herein, and shall not constitute a novation of the Loan and Servicing Agreement.

SECTION 3. REPRESENTATIONS.

Each of the Borrower, the Transferor and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment and the Loan and Servicing Agreement, as amended hereby, are within its powers, have been duly authorized, and do not contravene (A) its corporate charter/certificate of incorporation, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Loan and Servicing Agreement, as amended hereby, by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) each of this Amendment and the Loan and Servicing Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi) no Unmatured Event of Default, Event of Default or Servicer Termination Event has occurred and is continuing and the execution of this Amendment by the parties hereto will not result in the occurrence of an Event of Default, Unmatured Event of Default or Servicer Termination Event.

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SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment of the outstanding fees and disbursements of the Lenders; (ii) delivery of executed signature pages by all parties hereto to the Administrative Agent; (iii) delivery of opinions of counsel for the Borrower, the Servicer and the Transferor to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, with respect to such matters as the Administrative Agent may reasonably request; and (iv) payment by Borrower of all legal fees and expenses of counsel to Administrative Agent relating to this Amendment and the related documents.

SECTION 5. [RESERVED]

SECTION 6. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment or the Loan and Servicing Agreement.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment and the Loan and Servicing Agreement contain the final and complete integration of all prior expressions by the parties hereto only with respect to the matters expressly set forth herein and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. There are no unwritten oral agreements among the parties with respect to the matters set forth herein.

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(g) The provisions of Sections 11.08 and 11.09 of the Loan and Servicing Agreement are each incorporated by reference herein mutatis mutandis.

(h) The Administrative Agent and the Lenders hereby authorize, direct and consent to the execution of this Amendment by the Collateral Agent, the Collateral Custodian and the Bank.

(i) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AND SERVICING AGREEMENT.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:		ARES CAPITAL JB FUNDING LLC,
as the Borrower

	By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Chief Financial Officer and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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THE SERVICER:		ARES CAPITAL CORPORATION,
as the Servicer

	By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Chief Financial Officer and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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THE TRANSFEROR:		ARES CAPITAL CORPORATION,
as the Transferor

	By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Chief Financial Officer and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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THE ADMINISTRATIVE AGENT:	SUMITOMO MITSUI BANKING CORPORATION, as the Administrative Agent

	By:	/s/ Jason Hare
	Name:	Jason Hare
	Title:	Managing Director

LENDER:	SUMITOMO MITSUI BANKING CORPORATION, as a Lender

	By:	/s/ Jason Hare
	Name:	Jason Hare
	Title:	Managing Director

THE COLLATERAL AGENT:	SUMITOMO MITSUI BANKING CORPORATION, not in its individual capacity but solely as the Collateral Agent

	By:	/s/ Jason Hare
	Name:	Jason Hare
	Title:	Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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LENDER:	CITIZENS BANK, N.A., as a Lender

	By:	/s/ Kevin Kelly
	Name:	Kevin Kelly
	Title:	Managing Director

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LENDER:	SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Lender

	By:	/s/ Tim Ng
	Name:	Tim Ng
	Title:	Senior Director

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Exhibit A

CHANGED PAGES TO THE LOAN AND SERVICING AGREEMENT

(See attached)

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EXECUTION VERSION
Conformed through ~~Omnibus~~ Amendment No. ~~10~~11

Up to U.S. $1,000,000,000

LOAN AND SERVICING AGREEMENT

Dated as of January 20, 2012

By and Among

ARES CAPITAL JB FUNDING LLC,
as the Borrower

and

ARES CAPITAL CORPORATION,
as the Servicer and as the Transferor

and

SUMITOMO MITSUI BANKING CORPORATION,
as the Administrative Agent and as the Collateral Agent

THE LENDERS FROM TIME TO TIME PARTY HERETO,

and

U.S. BANK NATIONAL ASSOCIATION,
as the Collateral Custodian and as the Bank

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TABLE OF CONTENTS

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LIST OF SCHEDULES AND EXHIBITS
ANNEXES

ANNEX A	Commitments

SCHEDULES

SCHEDULE I	Conditions Precedent Documents
SCHEDULE II	Prior Names, Tradenames, Fictitious Names and “Doing Business As” Names
SCHEDULE III	Eligibility Criteria
SCHEDULE IV	Agreed-Upon Procedures For Independent Public Accountants
SCHEDULE V	Loan Asset Schedule
SCHEDULE VI	Advance Funding Account – Wire Instructions
SCHEDULE VII	GICS Industry Classifications

EXHIBITS

EXHIBIT A	Form of Approval Notice
EXHIBIT B	Form of Borrowing Base Certificate
EXHIBIT C	Form of Disbursement Request
EXHIBIT D	Form of Joinder Supplement
EXHIBIT E	Form of Notice of Borrowing
EXHIBIT F	Form of Notice of Reduction (Reduction of Advances Outstanding)
EXHIBIT G	Form of Notice of Reduction (Reduction of Maximum Facility Amount)
EXHIBIT H	Form of Variable Funding Note
EXHIBIT I	Form of Notice and Request for Consent
EXHIBIT J	Form of Servicing Report
EXHIBIT K	Form of Servicer’s Certificate (Servicing Report)
EXHIBIT L	Form of Release of Required Loan Documents
EXHIBIT M	Form of Assignment and Acceptance
EXHIBIT N	Form of Power of Attorney for Servicer
EXHIBIT O	Form of Power of Attorney for Borrower
EXHIBIT P	Form of Servicer’s Certificate (Loan Asset Register)
EXHIBIT Q	Form of Conversion Notice

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This LOAN AND SERVICING AGREEMENT is made as of January 20, 2012, by and among:
(1)ARES CAPITAL JB FUNDING LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the “Borrower”);
(2)ARES CAPITAL CORPORATION, a Maryland corporation, as the Servicer (as defined herein) and as the Transferor (as defined herein);
(3)SUMITOMO MITSUI BANKING CORPORATION, a Japanese banking corporation, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), as the Collateral Agent (together with its successors and assigns in such capacity, the “Collateral Agent”);
(4)THE LENDERS FROM TIME TO TIME PARTY HERETO (individually or collectively, as the context may require, “Lender”); and
(5) U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as the Bank (as defined herein) and as the Collateral Custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).
PRELIMINARY STATEMENTS
WHEREAS, the Lender has agreed, on the terms and conditions set forth herein, to provide a secured revolving credit facility which shall provide for Advances from time to time in an aggregate principal amount not to exceed the Borrowing Base;
WHEREAS, the proceeds of the Advances will be used (a) to finance the Borrower’s purchase, on a “true sale” basis, of Eligible Loan Assets from the Transferor pursuant to the Purchase and Sale Agreement, with such Eligible Loan Assets to be approved by the Administrative Agent, (b) to fund the Unfunded Exposure Account and (c) to distribute such proceeds to the Borrower’s parent.
NOW THEREFORE, based upon the foregoing Preliminary Statements, the parties agree as follows:
ARTICLE I.
DEFINITIONS
SECTION 1.01 Certain Defined Terms.
(a)Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.
(b)As used in this Agreement and the exhibits and schedules thereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the

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applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Percentage” means the following for each Eligible Loan Asset:

(a)which is a First Lien Loan Asset, 65%;

(b)which is a First Lien Last Out Loan Asset, 55%; and

(c)which is a Second Lien Loan Asset, 35%;

“Applicable Spread” means as of any date of determination, (a) with respect to any rate based on the Benchmark or One Day Advance Benchmark, ~~2.50~~2.00% per annum and (b) with respect to any rate based on the Base Rate, ~~1.50~~1.00% per annum; provided that, at any time after the occurrence of an Event of Default, the Applicable Spread shall be 4.00% per annum.

“Approval Notice” means, with respect to any Eligible Loan Asset, the written notice, in substantially the form attached hereto as Exhibit A, evidencing the approval by the Administrative Agent, in its sole discretion, of the conveyance of such Eligible Loan Asset by the Transferor to the Borrower pursuant to the terms of the Purchase and Sale Agreement and the Loan Assignment by which the Transferor effects such conveyance.

“Approved Valuation Firm” shall mean (a) each of (i) Houlihan Lokey Howard & Zukin, (ii) Lincoln International LLC (f/k/a Lincoln Partners LLC), (iii) Duff & Phelps Corp. and (iv) Valuation Research Corporation, and (b) any other nationally recognized valuation firm approved by each of the Borrower and the Administrative Agent in their sole reasonable discretion.

“Ares” means Ares Capital Corporation.

“Ares Competitor” has the meaning set forth in each Lender Fee Letter.

“Assigned Documents” has the meaning assigned to that term in Section 2.12.

“Assigned Value” means, with respect to each Loan Asset, as of any date of determination and expressed as a percentage of the Outstanding Balance of such Loan Asset, the lesser of (i) par, (ii) the purchase price (excluding any original issue discount); provided that any Loan Asset acquired with an original issue discount of 3% or less of par shall be deemed to be acquired at par and (iii) the value assigned by the Administrative Agent in its sole discretion as of the Cut-Off Date of such Loan Asset; provided that:

(a)If a Value Adjustment Event of the type described in clauses (a) or (c) of the definition thereof with respect to such Loan Asset occurs, the Assigned Value of such Loan Asset will be modified to zero.

(b)If a Value Adjustment Event of the type described in clauses (b), (d), (e), (f) or (g) of the definition thereof with respect to such Loan Asset occurs, the “Assigned Value”

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“Recoveries” means, as of the time any Underlying Collateral with respect to any Loan Asset subject to a payment default, or other default, by the related Obligor is sold, discarded or abandoned (after a determination by the Servicer that such Underlying Collateral has little or no remaining value) or otherwise determined to be fully liquidated by the Servicer in accordance with the Servicing Standard, the proceeds from the sale of the Underlying Collateral, the proceeds of any related Insurance Policy, any other recoveries with respect to such Loan Asset, as applicable, the Underlying Collateral, and amounts representing late fees and penalties, net of any amounts received that are required under such Loan Asset, as applicable, to be refunded to the related Obligor.

“Register” has the meaning assigned to that term in Section 2.14.

“Reinvestment Period” means the date commencing on the Closing Date and ending on the earliest to occur of (a) ~~March 28~~December 6, 2027 (or such later date as is agreed to in writing by the Borrower, the Servicer, the Administrative Agent and the Lender pursuant to Section 2.19(b)), (b) the occurrence of an Event of Default (past any applicable notice or cure period provided in the definition thereof) and (c) the date of any voluntary termination by the Borrower pursuant to Section 2.18(b); provided that if any of the foregoing is not a Business Day, the Reinvestment Period shall end on the next succeeding Business Day.

“Release Date” has the meaning assigned to that term in Section 2.07(e).

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Relevant Test Period” means, with respect to any Loan Asset, the relevant test period for the calculation of Net Senior Leverage Ratio, Net Total Leverage Ratio or Interest Coverage Ratio, as applicable, for such Loan Asset in the Required Loan Documents or, if no such period is provided for therein, for obligors delivering monthly financing statements, each period of the last 12 consecutive reported calendar months, and for obligors delivering quarterly financing statements, each period of the last four consecutive reported fiscal quarters of the principal obligor on such Loan Asset; provided that with respect to any Loan Asset for which the relevant test period is not provided for in the Required Loan Documents, if an obligor is a newly-formed entity as to which 12 consecutive calendar months have not yet elapsed, “Relevant Test Period” shall initially include the period from the date of formation of such obligor to the end of the twelfth calendar month or fourth fiscal quarter (as the case may be) from the date of formation, and shall subsequently include each period of the last 12 consecutive reported calendar months or four consecutive reported fiscal quarters (as the case may be) of such obligor.

“Remittance Period” means, (a) as to the Initial Payment Date, the period beginning on January 20, 2012 and ending on, and including, the Determination Date immediately preceding such Payment Date and (b) as to any subsequent Payment Date, the period beginning on the first day after the most recently ended Remittance Period and ending on,

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that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital.

“State” means one of the fifty states of the United States or the District of Columbia.

“Stated Maturity Date” means ~~March 28~~December 6, 2029 (or, if such day is not a Business Day, the next succeeding Business Day) or such later date as is agreed to in writing by the Borrower, the Servicer, the Administrative Agent and the Lender pursuant to Section 2.19(a).

“Structured Finance Obligation” means any obligation secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any obligor, including collateralized debt obligations and mortgage-backed securities, including (but not limited to) collateral debt obligations, collateral loan obligation, asset backed securities and commercial mortgage backed securities or any resecuritization thereof.

“Subsidiary” means with respect to a Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Substitute Eligible Loan Asset” means each Eligible Loan Asset transferred to the Borrower pursuant to the terms of the Purchase and Sale Agreement, as contemplated by Section 2.07(a) or Section 2.07(e)(ii).

“Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

“Tenth Amendment Effective Date” means March 28, 2024.

“Term Loan Asset” means a Loan Asset that is a term loan that has been fully funded, does not contain any unfunded commitment on the part of the Borrower arising from an extension of credit by the Borrower to an Obligor and cannot be re-drawn upon (to the extent previously repaid by the Obligor).

“Term SOFR” means:

(a) for any calculation with respect to a SOFR Advance, (I) the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator, in each case plus (II) (A) until and including April 2, 2024, the SOFR Adjustment for such Interest

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